SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

          Date of Report (Date of Earliest Event Reported): May 5, 2004
                                                            -----------



                             ARETE INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Colorado                  33-16820-D                  84-1508638
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission              (I.R.S.  Employer
      of incorporation)            File Number)             Identification No.)


7102 La Vista Place Suite 100, Niwot, Colorado                       80503
-----------------------------------------------                    ----------
    (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):


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Item 4.  Changes in Registrant's Certifying Accountant.

(1) The Company's principal independent accountant has declined to stand for re-election as the Company's auditor for fiscal year 2004, as of May 5, 2004. The principal accountant's report during the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principle.

The change in accountants was mandated by limitations on terms for independent accountants imposed by Federal Securities Laws including the Sarbanes-Oxley Act, and the audit committee of the board of directors has acknowledged the former accountant's declination to stand for re-election.

There have been no disagreements with the withdrawing accountants on any manner of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(2) The Registrant has engaged Ronald R. Chadwick, P.C. as its successor principal accountant effective May 5, 2004. Neither the Registrant nor any person acting on its behalf has consulted the new accountant regarding pending or future transactions, nor events or disagreements with its former principal accountants.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


ARETE INDUSTRIES, INC.

Date:    May 5, 2004                  By:   /s/ THOMAS P.  RAABE
         -----------                        --------------------------
                                            Thomas P. Raabe, President,
                                            Chief Executive Officer, and
                                            Chairman of the Board of Directors


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


                                  EXHIBIT INDEX

Exhibit Number                                 Description
--------------                  -------------------------------------------
    16                          Letter  from  Causey  Demgen & Moore  Inc.
                                CPA's on  change  in  certifying accountant


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